Exhibit 10.5

SEGMENT.IO, INC.
FIFTH AMENDED AND RESTATED
2013 STOCK OPTION AND GRANT PLAN
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Segment.io, Inc. Fifth Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons of Segment.io, Inc., a Delaware corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.
The following terms shall be defined as set forth below:
“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, NonQualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.
“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.
“Board” means the Board of Directors of the Company.
“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.
“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” means the Committee of the Board referred to in Section 2.
“Consultant” means any natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Disability” means “disability” as defined in Section 422(c) of the Code.
“Effective Date” means the date on which the Plan is adopted as set forth on the final page of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.
“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.
“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.
“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.
Permitted Transfer” means any of the following:
(i) any Transfer by a Holder of any or all of the Shares to the Company;
(ii) any Transfer by a Holder of any or all of the Shares for no consideration to the Holder’s family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and any applicable Award Agreement;
(iii) any Transfer by a Holder of any or all of the Shares effected pursuant to the Holder’s will or the laws of intestate succession; or
(iv) any Transfer with Transfer Approval.
“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.
“Restricted Stock Award” means Awards granted pursuant to Section 6 and “Restricted Stock” means Shares issued pursuant to such Awards.
“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.
“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.00001 per share, of the Company.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.
“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
“Transfer” means sell, assign, transfer, pledge, encumber or in any manner dispose of any Award or Shares.
“Transfer Approval” means any Transfer permitted by written approval of the Committee or the Board, which Transfer Approval shall be granted or withheld in the sole and absolute discretion of the Committee and/or the Board.
“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.
SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).
(b)Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, NonQualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;
(iv)to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;
(vii)subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and
(viii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.
(c)Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.
(d)Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.
(f)Delegation of Authority to Extend Option Exercise Periods. Subject to applicable law, the Committee, in its discretion, may delegate to the Chief Executive Officer of the Company the power to extend at any time the period in which an Option granted to a non-officer optionee may be exercised; provided, that such extension is to a date no later than the earliest of (i) 10 years from the Option’s date of grant or (ii) the Option’s original expiration date. Any such delegation by the Committee shall also provide that the Chief Executive Officer may not extend the exercise period of an Option granted to himself or herself (or other officers) without the approval of the Committee. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.
SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION
(a)Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 11,875,374 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) and Shares that are withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 118,753,740 Shares may be issued pursuant to Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. Beginning on the date that the Company becomes subject to Section 162(m) of the Code, Options with respect to no more than 11,875,374 Shares shall be granted to any one individual in any calendar year period.
(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporation Code and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.
(c)Sale Events.
(i)Options.
(A)In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options issued hereunder shall terminate upon the effective time of any such Sale Event unless assumed or continued by the successor entity, or new stock options or other awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).
(B)In the event of the termination of the Plan and all outstanding Options issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
(C)Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.
(ii)Restricted Stock and Restricted Stock Unit Awards.
(A)In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards (other than those becoming vested as a result of the Sale Event) issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless assumed or continued by the successor entity, or awards of the successor entity or parent thereof are substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).
(B)In the event of the forfeiture of Restricted Stock pursuant to Section 3(c)(ii)(A), such Restricted Stock shall be repurchased from the Holder thereof at a price per share equal to the original per share purchase price paid by the Holder (subject to adjustment as provided in Section 3(b)) for such Shares.
(C)Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards. .
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.
SECTION 5. STOCK OPTIONS
Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
(a)Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.
(i)Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.
(ii)Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.
(iii)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.
(iv)Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:
(A)In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;
(B)If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;
(C)If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;
(D)If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly-traded), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the

Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or
(E)If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to.
(b)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(c)Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.
SECTION 6. RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.
(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.
(c)Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.
(d)Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of preestablished performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 7. UNRESTRICTED STOCK AWARDS
The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 8. RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.
(b)Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.
(c)Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.
SECTION 9. transfer restrictions; company RIGHT OF FIRST REFUSAL; COMPANY repurchase rights
(a)Restrictions on Transfer.
(i)Non-Transferability of Stock Options. Stock Options and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option that the optionee may transfer by gift, without consideration for the transfer, his or her NonQualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.
(ii)Shares. No Shares shall be Transferred, whether voluntarily or by operation of law, unless (i) the Transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) the Transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, (iii) the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 9, if required by the Company, and (iv) the Transfer is a Permitted Transfer. In connection with any proposed Transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such Transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted Transfer of Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any Transfer not made in strict compliance with the provisions of this Section 9.
(b)Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise Transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), and the Company gives a Holder Transfer Approval, the Holder first shall give written notice to the Company of the Holder’s intention to make such Transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the

Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed Transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.
(c)Company’s Right of Repurchase.
(i)Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which are still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.
(ii)Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.
(iii)Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.
(d)Reserved.
(e)Escrow Arrangement.
(i)Escrow. In order to carry out the provisions of this Section 9 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.
(ii)Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 9(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 9(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.
(f)Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.
(g)Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.
(h)Termination. The terms and provisions of Sections 9(a)(ii), 9(b), 9(c), and 9(e) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 10. TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.
SECTION 11. Section 409A AWARDS.
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.
SECTION 12. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. Except as provided in Section 3(c) or 3(d) hereof, without prior stockholder approval, in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options, effect repricing through cancellation and re-grants or cancellation of Stock Options in exchange for cash or other Awards or effect cash buyouts of underwater Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (f)(4) of Rule 12h-1 of the Exchange Act.
SECTION 13. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.
SECTION 14. GENERAL PROVISIONS
(a)No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
(b)Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 9 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).
(c)No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.
(d)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.
(e)Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
(f)Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in the Segment.io, Inc. Fifth Amended and Restated 2013 Stock Option and Grant Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).
(g)Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the optionholder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.
SECTION 15. EFFECTIVE DATE OF PLAN
The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.
SECTION 16. GOVERNING LAW
This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
DATE ADOPTED BY THE BOARD OF DIRECTORS:    October 30, 2013
DATE APPROVED BY THE STOCKHOLDERS:        November 1, 2013
DATE AMENDED BY THE BOARD OF DIRECTORS:    May 28, 2014
DATE AMENDED BY THE STOCKHOLDERS:        May 28, 2014
DATE AMENDED BY THE BOARD OF DIRECTORS:    May 20, 2015
DATE AMENDED BY THE STOCKHOLDERS:        May 20, 2015
DATE AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: OCTOBER 16, 2015
DATE AMENDED BY THE BOARD OF DIRECTORS:    JANUARY 10, 2017
DATE AMENDED BY THE BOARD OF DIRECTORS:    FEBRUARY 23, 2017
DATE AMENDED BY THE BOARD OF DIRECTORS:    APRIL 29, 2017
DATE AMENDED BY THE BOARD OF DIRECTORS:    JUNE 19, 2017
DATE AMENDED AND RESTATED APPROVED BY THE STOCKHOLDERS: JUNE 19, 2017
DATE AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: MAY 24, 2018
DATE AMENDED BY THE BOARD OF DIRECTORS: MAY 24, 2018
DATE APPROVED BY THE STOCKHOLDERS: AUGUST 19, 2018
DATE AMENDED BY THE BOARD OF DIRECTORS: AUGUST 6, 2018
DATE APPROVED BY THE STOCKHOLDERS: AUGUST 13, 2018

DATE AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: FEBRUARY 13, 2019
DATE AMENDED AND RESTATED APPROVED BY THE STOCKHOLDERS: FEBRUARY 13, 2019
DATE AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: APRIL 13, 2020
DATE AMENDED AND RESTATED APPROVED BY THE STOCKHOLDERS: APRIL 21, 2020
DATE AMENDED AND RESTATED BY THE COMPENSATION COMMITTEE: DECEMBER 8, 2020

INCENTIVE STOCK OPTION GRANT NOTICE
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
Pursuant to the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), Segment.io, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Grant Notice (the “Grant Notice”), the attached Incentive Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

Name of Optionee:	_________________ (the “Optionee”)

No. of Shares:	_________________ Shares of Common Stock

Grant Date:	_________________

Vesting Commencement Date:	_________________ (the “Vesting Commencement Date”)

Expiration Date:	_________________ (the “Expiration Date”)

Option Exercise Price/Share:	$____ (the “Option Exercise Price”)

Vesting Schedule:	25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.
Attachments: Incentive Stock Option Agreement, Third Amended and Restated 2013 Stock Option and Grant Plan

INCENTIVE STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1. Vesting, Exercisability and Termination.
(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:
(i) This Stock Option shall initially be unvested and unexercisable.
(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c) Termination. If the Optionee’s Service Relationship terminates for any reason, the unvested portion of this Stock Option shall immediately terminate unless otherwise provided by the Committee. In addition, except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):
(i) Termination Other than for Cause. If the Optionee’s Service Relationship terminates prior to the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (A) the Expiration Date and (B) 3 months after the expiration of the post- Initial Public Offering “lockup” period described in Section 9(f) of the Plan. If the Optionee’s Service Relationship terminates after the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (C) the Expiration Date and (D) 3 months after the date of such termination. To the extent this Stock Option is not exercised within 12 months following the date the Optionee’s employment terminates by reason of Optionee’s death or Disability, or 3 months following the date of Optionee’s termination of employment for any other reason, this Stock Option shall no longer be treated as an incentive stock option but shall automatically become a non-qualified stock option.
(ii) Termination for Cause. If the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.
(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.
2. Exercise of Stock Option.
(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan, specifically including, but not limited to, the transfer restrictions set forth in Section 9(a) of the Plan.
6. Miscellaneous Provisions.
(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.
(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.
(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
7. Dispute Resolution.
(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

SEGMENT.IO, INC.

By:

Name:
Title:

Address:	100 California Street, Suite 700 San Francisco, CA 94111
The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the
foregoing Incentive Stock Option Agreement
and understand the contents thereof.

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A
STOCK OPTION EXERCISE NOTICE
Segment.io, Inc.
Attention: Chief Executive Officer
100 California Street, Suite 700
San Francisco, CA 94111
Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Segment.io, Inc. (the “Company”) dated _________________ (the “Agreement”) under the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), I, ______________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $__________________ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Segment.io, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) .
In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.
(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.
(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN

INCENTIVE STOCK OPTION GRANT NOTICE
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
Pursuant to the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), Segment.io, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Grant Notice (the “Grant Notice”), the attached Incentive Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

Name of Optionee:	_________________ (the “Optionee”)

No. of Shares:	_________________ Shares of Common Stock

Grant Date:	_________________

Vesting Commencement Date:	_________________ (the “Vesting Commencement Date”)

Expiration Date:	_________________ (the “Expiration Date”)

Option Exercise Price/Share:	$____ (the “Option Exercise Price”)

Vesting Schedule:	25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.
Attachments: Incentive Stock Option Agreement, Second Amended and Restated 2013 Stock Option and Grant Plan

INCENTIVE STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1. Vesting, Exercisability and Termination.
(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:
(i) This Stock Option shall initially be unvested and unexercisable.
(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c) Termination. If the Optionee’s Service Relationship terminates for any reason, the unvested portion of this Stock Option shall immediately terminate unless otherwise provided by the Committee. In addition, except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):
(i) Termination Other than for Cause. If the Optionee’s Service Relationship terminates prior to the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (A) the Expiration Date and (B) 3 months after the expiration of the post- Initial Public Offering “lockup” period described in Section 9(f) of the Plan. If the Optionee’s Service Relationship terminates after the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (C) the Expiration Date and (D) 3 months after the date of such termination. To the extent this Stock Option is not exercised within 12 months following the date the Optionee’s employment terminates by reason of Optionee’s death or Disability, or 3 months following the date of Optionee’s termination of employment for any other reason, this Stock Option shall no longer be treated as an incentive stock option but shall automatically become a non-qualified stock option.
(ii) Termination for Cause. If the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.
(d) It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after Grant Date of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent this Stock Option and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) first become exercisable in any year, such options will not qualify as incentive stock options.
2. Exercise of Stock Option.
(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan, specifically including, but not limited to, the transfer restrictions set forth in Section 9(a) of the Plan.

6. Miscellaneous Provisions.
(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.
(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.
(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
7. Dispute Resolution.
(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

SEGMENT.IO, INC.

By:
	Name:	Peter Reinhardt
	Title:	Chief Executive Officer

Address:		100 California Street, Suite 700
San Francisco, CA 94111
The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name: ___________________________________________
Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Incentive Stock Option Agreement and understand the contents thereof.

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A
STOCK OPTION EXERCISE NOTICE
Segment.io, Inc.
Attention: Chief Executive Officer
100 California Street, Suite 700
San Francisco, CA 94111
Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Segment.io, Inc. (the “Company”) dated _________________________ (the “Agreement”) under the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), I, ______________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $__________________ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Segment.io, Inc.
[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.
(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.
(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND
GRANT PLAN

NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
FOR NON-U.S. OPTIONEES
Pursuant to the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), Segment.io, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice for Non-U.S. Optionees (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement for Non-U.S. Optionees, including any special terms and conditions for the Optionee’s country set forth in the addendum attached thereto as Appendix A (the “Addendum”) (collectively, the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	(the “Optionee”)

No. of Shares:	Shares of Common Stock

Grant Date:

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Vesting Schedule:	[25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.]
Attachments: Non-Qualified Stock Option Agreement for Non-U.S. Optionees (including the Addendum), Third Amended and Restated 2013 Stock Option and Grant Plan

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
FOR NON-U.S. OPTIONEES
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1. Vesting, Exercisability and Termination.
(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:
(i) This Stock Option shall initially be unvested and unexercisable.
(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):
(i) Termination Other than for Cause. If the Optionee’s Service Relationship terminates prior to the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (A) the Expiration Date and (B) 3 months after the expiration of the post- Initial Public Offering “lockup” period described in Section 9(f) of the Plan. If the Optionee’s Service Relationship terminates after the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (C) the Expiration Date and (D) 3 months after the date of such termination.
(ii) Termination for Cause. If the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee.
Furthermore, for purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any) (the “Termination Date”). Unless otherwise expressly provided in the Plan or determined by the Company, the Optionee’s right to vest in this Stock Option under the Plan, if any, will terminate on the Termination Date. The Termination Date will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively proving services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Stock Option that is not vested and exercisable on the Termination Date shall terminate immediately and be null and void.
2. Exercise of Stock Option.
(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix B hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the Option Exercise Price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). If permitted by the Company, the Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; if validly designated under applicable law, such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, if the designated beneficiary predeceases the Optionee, if a beneficiary designation is not permitted by the Company or not valid under applicable law, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan, specifically including, but not limited to, the transfer restrictions set forth in Section 9(a) of the Plan.

6. Responsibility for Taxes.
(a) The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary for which the Optionee provides services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Optionee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Shares acquired upon the exercise of this Stock Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other compensation paid to the Optionee by the Company or the Service Recipient, (ii) withholding from proceeds of the sale of the Shares acquired upon the exercise of this Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization) without further consent, (iii) withholding from the Shares otherwise issuable at exercise of this Stock Option, or (iv) any other method determined by the Committee to be in compliance with applicable laws.
Depending on the withholding method, the Company and/or Service Recipient may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the exercised Stock Option, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.
(c) Finally, the Optionee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of the Shares acquired upon the exercise of this Stock Option, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.
7. Nature of Grant. In accepting this Stock Option the Optionee acknowledges, understands and agrees that:
(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b) the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;
(c) all decisions with respect to future stock options or other grants, if any, will be at the sole discretion of the Company;
(d) the grant of this Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or other service and shall not interfere with the ability of the Service Recipient to terminate the Optionee’s Service Relationship (if any);
(e) the grant of this Stock Option and the Optionee’s participation in the Plan shall not be interpreted as forming a Service Relationship with the Company;
(f) the Optionee is voluntarily participating in the Plan;
(g) this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;
(h) this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(i) the future value of the Shares is unknown, indeterminable, and cannot be predicted with certainty;
(j) if the Shares do not increase in value, this Stock Option will have no value;
(k) if the Optionee exercises this Stock Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Option Exercise Price;
(l) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any), and in consideration of the grant of this Stock Option, the Optionee agrees not to institute any claim against the Company, the Service Recipient or any other Subsidiary;
(m) unless otherwise agreed with the Company, this Stock Option and any Shares acquired upon the exercise of this Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any Subsidiary;

(n) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock; and
(o) neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of Shares acquired upon the exercise of this Stock Option.
8. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Company and the Service Recipient may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Stock Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Optionee understands that Data may be transferred to a third party stock plan service provider, which may assist the Company (presently or in the future) with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her Service Relationship will not be affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant this Stock Option or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
9. Miscellaneous Provisions.
(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.
(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.
(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e) Compliance with Law. Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Stock, the Company shall not be required to permit the exercise of this Stock Option and/or deliver any Shares prior to the completion of any registration or qualification of the shares of Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the Common Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, the Optionee agrees that the Company shall have unilateral authority to amend this Agreement without the Optionee’s consent to the extent necessary to comply with securities or other laws applicable to the issuance of Shares.
(f) Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that, depending on his or her country, the Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to acquire, sell or attempt to sell Shares or rights to shares of Common Stock (e.g., Stock Options) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by laws in the applicable jurisdiction or the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions as well as any applicable Company insider trading policy, and the Optionee is advised to speak to his or her personal advisor on this matter.

(g) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(h) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(i) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(j) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to delivery any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line electronic system established and maintained by the Company or a third party designated by the Company.
(k) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(l) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(m) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
(n) Language. If the Optionee has received this Agreement, or any other document related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
(o) Addendum. Notwithstanding any provisions in this Non-Qualified Stock Option Agreement for Non-U.S. Optionees, this Stock Option shall be subject to any special terms and conditions for the Optionee’s country set forth in the Addendum attached hereto as Appendix A. Moreover, if the Optionee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Non-Qualified Stock Option Agreement for Non-U.S. Optionees.
(p) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on the Shares acquired upon the exercise of this Stock Option, to the extent the Company determines it necessary or advisable for legal or administrative reasons and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(q) Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Optionee.
(r) Foreign Asset/Account Reporting Requirements. The Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on the Shares acquired under the Plan) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Optionee should speak to his or her personal advisor on this matter.
10. Dispute Resolution.
(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
11. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

SEGMENT.IO, INC.

By:
Name:
Title:

Address:	100 California Street Suite 700
San Francisco, CA 94111
The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 10 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 11 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:
Address:

Appendix A
ADDENDUM
SPECIAL TERMS AND CONDITIONS
TO NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
FOR NON-U.S. OPTIONEES
Capitalized terms, unless explicitly defined in this Addendum, shall have the meanings given to them in the Non-Qualified Stock Option Agreement for Non-U.S. Optionees (the “Option Agreement”) or in the Plan.
Terms and Conditions
This Addendum includes special terms and conditions that govern the Optionee’s Stock Option if the Optionee resides and/or works in one of the countries listed below. If the Optionee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to the Optionee.
Notifications
This Addendum also includes information regarding securities, exchange control, tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of August 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information contained herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises this Stock Option or at the time the Optionee sells the Shares acquired upon the exercise of this Stock Option. In addition, the information is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result; therefore, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.
If the Optionee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the notifications contained herein may not be applicable to the Optionee in the same manner.
AUSTRALIA
Notifications
Tax Information. The Plan is a plan to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).
Securities Law Information. If the Optionee acquires Shares under the Plan and subsequently offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice as to his or her disclosure obligations prior to making any such offer.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Optionee.
CANADA
Terms and Conditions
Method of Payment. The Optionee is prohibited from paying the Option Exercise Price by using the methods set forth in Section 5(a)(iv)(C) and (E) of the Plan.
Termination of Service. The following provision replaces Section 1(c) of the Option Agreement:
For purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date that is the earlier of: (a) the date the Optionee receives notice of termination of the Service Relationship, (b) the date Optionee’s Service Relationship is terminated, or (c) the date the Optionee is no longer actively employed or actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under local law (“Notice Period”) (including, but not limited to statutory law, regulatory law and/or common law) (the “Termination Date”). The Optionee’s right to vest in the Stock Option under the Plan, if any, will terminate as of the Termination Date. The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of the Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Stock Option that is not vested and exercisable on the Termination Date shall terminate immediately and be null and void.
The following terms and conditions apply to Optionees resident in Quebec:
Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.
Data Privacy. The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. The Optionee further authorizes the Company and any parent or Subsidiary and the Committee to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Optionee’s employee file.
Notifications
Foreign Asset/Account Tax Reporting Information. Canadian residents are required to report to the tax authorities any foreign property held outside of Canada (including Stock Options and Shares acquired under the Plan) annually on form T1135 (Foreign Income Verification Statement) if the total value of the foreign property exceeds C$100,000 at any time during the year. Thus, if the C$100,000 cost threshold is exceeded by other foreign property held by the individual, Stock Options must be reported (generally at a nil cost). For purposes of such reporting, Shares acquired under the Plan may be reported at their adjusted cost bases. The adjusted cost basis of a Share is generally equal to the fair market value of such Share at the time of acquisition; however, if the Optionee owns other Shares (e.g., acquired under other circumstances or at another time), the adjusted cost basis may have to be averaged with the adjusted cost basis of the other Shares.
The Optionee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
IRELAND
Terms and Conditions
Nature of Grant. The following provision supplements Section 7 of the Option Agreement:
By accepting the grant of the Stock Options, the Optionee acknowledges that any Stock Options granted by the Company are separate from any compensation or employment benefits offered by the Service Recipient, and that the Stock Options shall not be considered employment-related compensation for any purposes, including any severance or termination payment made to the Optionee by the Service Recipient as a result of Optionee’s termination of Service Relationship.
Notifications
Director Notification Requirement. If the Optionee is a director, shadow director, or a secretary of an Irish Subsidiary of the Company, pursuant to Section 53 of the Irish Company Act 1990, the Optionee must notify that Subsidiary in writing within five (5) business days of receiving or disposing of an interest in the Company (e.g., the Stock Option, Shares), or within five (5) business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests will be attributed to the director, shadow director, or secretary).
UNITED KINGDOM
Terms and Conditions
Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of the exercise of the Stock Option at a time when the Shares are considered “readily convertible assets” under U.K. law, the Optionee agrees to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Service Recipient, the Company or any other Subsidiary or successor thereto (“Employer NICs”) in connection with the exercise of the Stock Option or any other event giving rise to Tax-Related Items. Without prejudice to the foregoing, upon request of the Company, the Optionee agrees to execute a joint election with the Company or the Service Recipient, the form of such joint election having been approved formally by Her Majesty’s Revenue & Customs (“HMRC”), and any other required consent or election. In this respect, the Optionee agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Service Recipient, or any other Subsidiary. The Optionee further agrees that the Company, the Service Recipient, or any other Subsidiary may collect the Employer NICs from the Optionee by any of the means set forth in Section 6 of the Option Agreement.
Section 431 Election. As a condition of participation in the Plan and exercise of the Stock Option, the Optionee agrees that, jointly with the Employer, he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Section 423 and 424 OF ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the Stock Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Optionee must enter into the form of election, which will be provided by the Company, concurrent with the execution of the Option Agreement.
Tax Obligations. The following provision supplements Section 6 of the Option Agreement:
Without limitation to Section 6 of the Option Agreement, the Optionee hereby agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company, the Service Recipient or by HMRC (or any other tax authority or any other relevant authority). The Optionee also hereby agrees to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay on the Optionee’s behalf to HMRC (or any other tax authority or any other relevant authority).
Notwithstanding the foregoing, in the event that the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended) at the taxable event, the Optionee understands that he or she may not be able to indemnify the Company for the amount of any income tax not collected from or paid by the Optionee within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs, in case the indemnification could be considered to be a loan. In this case, the income tax not collected or paid may constitute a benefit to the Optionee on which additional income tax and National Insurance contributions may be payable. The Optionee understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient, as applicable, for the value of any employee National Insurance contributions due on this additional benefit. The Optionee acknowledges and agrees that the Company or the Service Recipient may recover such additional employee National Insurance contributions by any of the means set forth in Section 6 of the Option Agreement.

Attachment 1 to Appendix for the United Kingdom
Section 431 Joint Election Form
Joint Election under s431 ITEPA 2003
for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1. Between

the Employee	[insert name of employee]

whose National Insurance Number is	[insert employee Nat. Ins. Number]

and

the Company (who is the Employee’s employer)	Segment International Technologies UK Limited

of Company Registration Number	10933621
2. Purpose of Election
This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the purposes of income tax and National Insurance contributions (“NICs”), the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable as a result of this election (with PAYE withholding and NICs being applicable where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.
3. Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

Description of securities	Common Stock

Name of issuer of securities	Segment.io, Inc.
To be acquired by the Employee on or after the date of this Election under the terms of the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan
4. Extent of Application
This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.
5. Declaration
This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

The Employee acknowledges that, by clicking on the “ACCEPT” box, the Employee agrees to be bound by the terms of this election.
OR:
The Employee acknowledges that, by signing this election, the Employee agrees to be bound by the terms of this election.

/ /

Signature (Employee)	Date
The Company acknowledges that, by signing this election or arranging for the scanned signature of an authorised representative to appear on this election, the Company agrees to be bound by the terms of this election.

/ /

Signature (for and on behalf of the Company)	Date

Position in company
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Attachment 2 to Appendix for the United Kingdom
SEGMENT.IO, INC.
JOINT ELECTION
(OPTIONHOLDERS SUBJECT TO TAX IN THE UNITED KINGDOM ONLY)
ADDITIONAL WORDING TO INCLUDE IF ELECTION IS TO BE ENTERED INTO ELECTRONICALLY:
Important Note on the Election to Transfer Employer NICs
As a condition of participation in the Plan and the exercise of the Stock Option to purchase Shares granted under the Segment.io Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), you are required to enter into an Election to transfer to you any liability for employer’s National Insurance Contributions (“NICs”) that may arise in connection with your participation in the Plan.
By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan with respect to Stock Options granted under the Plan will be transferred to you;

•	you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•	you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.
Please read the Election carefully.
Please print and keep a copy of the Election for your records.

SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
Election To Transfer the Employer’s National Insurance Liability to the Employee
This Election is between:

A.
The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Stock Options”) pursuant to the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), and

B.
Segment.io, Inc. with its registered office at 100 California Street, Suite 700, San Francisco, California 94111, U.S.A. (the “Company”), which may grant Stock Options under the Plan and is entering into this Election on behalf of the Employer.

1.	Introduction

1.1	This Election relates to all Stock Options granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means, in relation to the Stock Options:

(i)	the acquisition of securities pursuant to the Stock Options (within section 477(3)(a) of ITEPA);

(ii)	the assignment (if applicable) or release of the Stock Options in return for consideration (within section 477(3)(b) of ITEPA);

(iii)	the receipt of a benefit in connection with the Stock Options, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA);

(iv)	post-acquisition charges relating to the Stock Options and/or shares acquired pursuant to the Stock Options (within section 427 of ITEPA); and/or

(v)	post-acquisition charges relating to the Stock Options and/or shares acquired pursuant to the Stock Options (within section 439 of ITEPA).

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3
This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a Chargeable Event in respect of the Stock Options pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5	This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.	The Election
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.

3.	Payment of the Employer’s Liability

3.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Stock Options; and/or

(iv)	by any other means specified in the applicable award agreement.

3.2	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Stock Options until full payment of the Employer’s Liability is received.

3.3	The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs, if payments are made electronically).

4.	Duration of Election

4.1	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2	Any reference in this Election to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Stock Options in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)	after due payment of the Employer’s Liability in respect of the entirety of the Stock Options to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee
The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Name

Signature

Date
[OR
[The Employee acknowledges that, by clicking on the [“ACCEPT”] box, the Employee agrees to be bound by the terms of this Election.]

Acceptance by the Company
The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

SCHEDULE OF EMPLOYER COMPANIES
The following are employer companies to which this Election may apply:
Segment International Technologies UK Limited

Registered Office:	5th Floor, 6 St. Andrews Street London, EC4A 3AE, United Kingdom

Company Registration Number:	10933621

Corporation Tax Reference:	1832018352

PAYE Reference:	120/FB67919

Appendix B
STOCK OPTION EXERCISE NOTICE
FOR NON-U.S. OPTIONEES
Segment.io, Inc.
Attention: Chief Executive Officer
100 California Street, Suite 700
San Francisco, CA 94111
Pursuant to the terms of the grant notice and non-qualified stock option agreement for Non-U.S. Optionees between the undersigned and Segment.io, Inc. (the “Company”) dated ___________ (including the addendum attached thereto, the “Agreement”) under the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), I, ____________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $________ representing the purchase price for [Fill in number of Shares]________ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to the Company

[ ]	3.	Other (as referenced in the Agreement and described in the Plan, provided such form of payment has been permitted by the Company (please describe))

		.
In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” or foreign laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the U.S. Securities Act of 1933 and under any applicable state securities or “blue sky” or foreign laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.
(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.
(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x) I understand and agree to the waiver of statutory information rights as set forth in Section 11 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN

NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
FOR NON-U.S. OPTIONEES
Pursuant to the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), Segment.io, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice for Non-U.S. Optionees (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement for Non-U.S. Optionees, including any special terms and conditions for the Optionee’s country set forth in the addendum attached thereto as Appendix A (the “Addendum”) (collectively, the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	(the “Optionee”)

No. of Shares:	Shares of Common Stock

Grant Date:

Vesting Commencement Date:	(the “Vesting Commencement Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Vesting Schedule:	[25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.]
Attachments: Non-Qualified Stock Option Agreement for Non-U.S. Optionees (including the Addendum), Second Amended and Restated 2013 Stock Option and Grant Plan

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
FOR NON-U.S. OPTIONEES
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1. Vesting, Exercisability and Termination.
(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:
(i) This Stock Option shall initially be unvested and unexercisable.
(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c) Termination. Except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):
(i) Termination Other than for Cause. If the Optionee’s Service Relationship terminates prior to the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (A) the Expiration Date and (B) 3 months after the expiration of the post- Initial Public Offering “lockup” period described in Section 9(f) of the Plan. If the Optionee’s Service Relationship terminates after the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (C) the Expiration Date and (D) 3 months after the date of such termination.
(ii) Termination for Cause. If the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee.
Furthermore, for purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any) (the “Termination Date”). Unless otherwise expressly provided in the Plan or determined by the Company, the Optionee’s right to vest in this Stock Option under the Plan, if any, will terminate on the Termination Date. The Termination Date will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively proving services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Stock Option that is not vested and exercisable on the Termination Date shall terminate immediately and be null and void.
2. Exercise of Stock Option.
(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix B hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the Option Exercise Price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). If permitted by the Company, the Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; if validly designated under applicable law, such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, if the designated beneficiary predeceases the Optionee, if a beneficiary designation is not permitted by the Company or not valid under applicable law, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan, specifically including, but not limited to, the transfer restrictions set forth in Section 9(a) of the Plan.

6. Responsibility for Taxes.
(a) The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary for which the Optionee provides services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Optionee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Shares acquired upon the exercise of this Stock Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other compensation paid to the Optionee by the Company or the Service Recipient, (ii) withholding from proceeds of the sale of the Shares acquired upon the exercise of this Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization) without further consent, (iii) withholding from the Shares otherwise issuable at exercise of this Stock Option, or (iv) any other method determined by the Committee to be in compliance with applicable laws.
Depending on the withholding method, the Company and/or Service Recipient may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the exercised Stock Option, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.
(c) Finally, the Optionee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of the Shares acquired upon the exercise of this Stock Option, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.
7. Nature of Grant. In accepting this Stock Option the Optionee acknowledges, understands and agrees that:
(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b) the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;
(c) all decisions with respect to future stock options or other grants, if any, will be at the sole discretion of the Company;
(d) the grant of this Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or other service and shall not interfere with the ability of the Service Recipient to terminate the Optionee’s Service Relationship (if any);
(e) the grant of this Stock Option and the Optionee’s participation in the Plan shall not be interpreted as forming a Service Relationship with the Company;
(f) the Optionee is voluntarily participating in the Plan;
(g) this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;
(h) this Stock Option and the Shares subject to this Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(i) the future value of the Shares is unknown, indeterminable, and cannot be predicted with certainty;
(j) if the Shares do not increase in value, this Stock Option will have no value;
(k) if the Optionee exercises this Stock Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Option Exercise Price;
(l) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s Service Relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or service agreement, if any), and in consideration of the grant of this Stock Option, the Optionee agrees not to institute any claim against the Company, the Service Recipient or any other Subsidiary;
(m) unless otherwise agreed with the Company, this Stock Option and any Shares acquired upon the exercise of this Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any Subsidiary;

(n) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock; and
(o) neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of Shares acquired upon the exercise of this Stock Option.
8. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Company and the Service Recipient may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Stock Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Optionee understands that Data may be transferred to a third party stock plan service provider, which may assist the Company (presently or in the future) with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her Service Relationship will not be affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant this Stock Option or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
9. Miscellaneous Provisions.
(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.
(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.
(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e) Compliance with Law. Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the Common Stock, the Company shall not be required to permit the exercise of this Stock Option and/or deliver any Shares prior to the completion of any registration or qualification of the shares of Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the Common Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, the Optionee agrees that the Company shall have unilateral authority to amend this Agreement without the Optionee’s consent to the extent necessary to comply with securities or other laws applicable to the issuance of Shares.
(f) Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that, depending on his or her country, the Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to acquire, sell or attempt to sell Shares or rights to shares of Common Stock (e.g., Stock Options) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by laws in the applicable jurisdiction or the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions as well as any applicable Company insider trading policy, and the Optionee is advised to speak to his or her personal advisor on this matter.

(g) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(h) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(i) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(j) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to delivery any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line electronic system established and maintained by the Company or a third party designated by the Company.
(k) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(l) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(m) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
(n) Language. If the Optionee has received this Agreement, or any other document related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
(o) Addendum. Notwithstanding any provisions in this Non-Qualified Stock Option Agreement for Non-U.S. Optionees, this Stock Option shall be subject to any special terms and conditions for the Optionee’s country set forth in the Addendum attached hereto as Appendix A. Moreover, if the Optionee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Non-Qualified Stock Option Agreement for Non-U.S. Optionees.
(p) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on the Shares acquired upon the exercise of this Stock Option, to the extent the Company determines it necessary or advisable for legal or administrative reasons and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
(q) Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Optionee.
(r) Foreign Asset/Account Reporting Requirements. The Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on the Shares acquired under the Plan) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Optionee should speak to his or her personal advisor on this matter.
10. Dispute Resolution.
(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 10 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
11. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

SEGMENT.IO, INC.

By:
Name: Peter Reinhardt
Title: Chief Executive Officer

Address:	100 California Street Suite 700
San Francisco, CA 94111
The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 10 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 11 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

Appendix A
ADDENDUM
SPECIAL TERMS AND CONDITIONS
TO NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
FOR NON-U.S. OPTIONEES
Capitalized terms, unless explicitly defined in this Addendum, shall have the meanings given to them in the Non-Qualified Stock Option Agreement for Non-U.S. Optionees (the “Option Agreement”) or in the Plan.
Terms and Conditions
This Addendum includes special terms and conditions that govern the Optionee’s Stock Option if the Optionee resides and/or works in one of the countries listed below. If the Optionee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to the Optionee.
Notifications
This Addendum also includes information regarding securities, exchange control, tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of August 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information contained herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises this Stock Option or at the time the Optionee sells the Shares acquired upon the exercise of this Stock Option. In addition, the information is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result; therefore, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.
If the Optionee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the country in which the Optionee is currently residing and/or working, or if the Optionee transfers to another country after the grant of this Stock Option, the notifications contained herein may not be applicable to the Optionee in the same manner.
AUSTRALIA
Notifications
Tax Information. The Plan is a plan to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).
Securities Law Information. If the Optionee acquires Shares under the Plan and subsequently offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice as to his or her disclosure obligations prior to making any such offer.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Optionee.
CANADA
Terms and Conditions
Method of Payment. The Optionee is prohibited from paying the Option Exercise Price by using the methods set forth in Section 5(a)(iv)(C) and (E) of the Plan.
Termination of Service. The following provision replaces Section 1(c) of the Option Agreement:
For purposes hereof, the Optionee’s Service Relationship will be considered terminated as of the date that is the earlier of: (a) the date the Optionee receives notice of termination of the Service Relationship, (b) the date Optionee’s Service Relationship is terminated, or (c) the date the Optionee is no longer actively employed or actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under local law (“Notice Period”) (including, but not limited to statutory law, regulatory law and/or common law) (the “Termination Date”). The Optionee’s right to vest in the Stock Option under the Plan, if any, will terminate as of the Termination Date. The Committee shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of the Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Stock Option that is not vested and exercisable on the Termination Date shall terminate immediately and be null and void.
The following terms and conditions apply to Optionees resident in Quebec:
Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.
Data Privacy. The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. The Optionee further authorizes the Company and any parent or Subsidiary and the Committee to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Optionee’s employee file.
Notifications
Foreign Asset/Account Tax Reporting Information. Canadian residents are required to report to the tax authorities any foreign property held outside of Canada (including Stock Options and Shares acquired under the Plan) annually on form T1135 (Foreign Income Verification Statement) if the total value of the foreign property exceeds C$100,000 at any time during the year. Thus, if the C$100,000 cost threshold is exceeded by other foreign property held by the individual, Stock Options must be reported (generally at a nil cost). For purposes of such reporting, Shares acquired under the Plan may be reported at their adjusted cost bases. The adjusted cost basis of a Share is generally equal to the fair market value of such Share at the time of acquisition; however, if the Optionee owns other Shares (e.g., acquired under other circumstances or at another time), the adjusted cost basis may have to be averaged with the adjusted cost basis of the other Shares.
The Optionee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
IRELAND
Terms and Conditions
Nature of Grant. The following provision supplements Section 7 of the Option Agreement:
By accepting the grant of the Stock Options, the Optionee acknowledges that any Stock Options granted by the Company are separate from any compensation or employment benefits offered by the Service Recipient, and that the Stock Options shall not be considered employment-related compensation for any purposes, including any severance or termination payment made to the Optionee by the Service Recipient as a result of Optionee’s termination of Service Relationship.
Notifications
Director Notification Requirement. If the Optionee is a director, shadow director, or a secretary of an Irish Subsidiary of the Company, pursuant to Section 53 of the Irish Company Act 1990, the Optionee must notify that Subsidiary in writing within five (5) business days of receiving or disposing of an interest in the Company (e.g., the Stock Option, Shares), or within five (5) business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests will be attributed to the director, shadow director, or secretary).
UNITED KINGDOM
Terms and Conditions
Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of the exercise of the Stock Option at a time when the Shares are considered “readily convertible assets” under U.K. law, the Optionee agrees to accept any liability for secondary Class 1 National Insurance contributions that may be payable by the Service Recipient, the Company or any other Subsidiary or successor thereto (“Employer NICs”) in connection with the exercise of the Stock Option or any other event giving rise to Tax-Related Items. Without prejudice to the foregoing, upon request of the Company, the Optionee agrees to execute a joint election with the Company or the Service Recipient, the form of such joint election having been approved formally by Her Majesty’s Revenue & Customs (“HMRC”), and any other required consent or election. In this respect, the Optionee agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Service Recipient, or any other Subsidiary. The Optionee further agrees that the Company, the Service Recipient, or any other Subsidiary may collect the Employer NICs from the Optionee by any of the means set forth in Section 6 of the Option Agreement.
Section 431 Election. As a condition of participation in the Plan and exercise of the Stock Option, the Optionee agrees that, jointly with the Employer, he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Section 423 and 424 OF ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the Stock Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Optionee must enter into the form of election, which will be provided by the Company, concurrent with the execution of the Option Agreement.
Tax Obligations. The following provision supplements Section 6 of the Option Agreement:
Without limitation to Section 6 of the Option Agreement, the Optionee hereby agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company, the Service Recipient or by HMRC (or any other tax authority or any other relevant authority). The Optionee also hereby agrees to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay on the Optionee’s behalf to HMRC (or any other tax authority or any other relevant authority).
Notwithstanding the foregoing, in the event that the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended) at the taxable event, the Optionee understands that he or she may not be able to indemnify the Company for the amount of any income tax not collected from or paid by the Optionee within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs, in case the indemnification could be considered to be a loan. In this case, the income tax not collected or paid may constitute a benefit to the Optionee on which additional income tax and National Insurance contributions may be payable. The Optionee understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Service Recipient, as applicable, for the value of any employee National Insurance contributions due on this additional benefit. The Optionee acknowledges and agrees that the Company or the Service Recipient may recover such additional employee National Insurance contributions by any of the means set forth in Section 6 of the Option Agreement.

Attachment 1 to Appendix for the United Kingdom
Section 431 Joint Election Form
Joint Election under s431 ITEPA 2003
for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1. Between

the Employee	[insert name of employee]

whose National Insurance Number is	[insert employee Nat. Ins. Number]

and

the Company (who is the Employee’s employer)	Segment International Technologies UK Limited

of Company Registration Number	10933621
2. Purpose of Election
This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the purposes of income tax and National Insurance contributions (“NICs”), the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable as a result of this election (with PAYE withholding and NICs being applicable where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.
3. Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]

Description of securities	Common Stock

Name of issuer of securities	Segment.io, Inc.
To be acquired by the Employee on or after the date of this Election under the terms of the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan
4. Extent of Application
This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.
5. Declaration
This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

The Employee acknowledges that, by clicking on the “ACCEPT” box, the Employee agrees to be bound by the terms of this election.
OR:
The Employee acknowledges that, by signing this election, the Employee agrees to be bound by the terms of this election.

/ /

Signature (Employee)	Date
The Company acknowledges that, by signing this election or arranging for the scanned signature of an authorised representative to appear on this election, the Company agrees to be bound by the terms of this election.

/ /

Signature (for and on behalf of the Company)	Date

Position in company
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Attachment 2 to Appendix for the United Kingdom
SEGMENT.IO, INC.
JOINT ELECTION
(OPTIONHOLDERS SUBJECT TO TAX IN THE UNITED KINGDOM ONLY)
ADDITIONAL WORDING TO INCLUDE IF ELECTION IS TO BE ENTERED INTO ELECTRONICALLY:
Important Note on the Election to Transfer Employer NICs
As a condition of participation in the Plan and the exercise of the Stock Option to purchase Shares granted under the Segment.io Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), you are required to enter into an Election to transfer to you any liability for employer’s National Insurance Contributions (“NICs”) that may arise in connection with your participation in the Plan.
By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan with respect to Stock Options granted under the Plan will be transferred to you;

•	you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•	you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.
Please read the Election carefully.
Please print and keep a copy of the Election for your records.

SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
Election To Transfer the Employer’s National Insurance Liability to the Employee
This Election is between:

A.
The individual who has obtained authorised access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Stock Options”) pursuant to the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), and

B.
Segment.io, Inc. with its registered office at 100 California Street, Suite 700, San Francisco, California 94111, U.S.A. (the “Company”), which may grant Stock Options under the Plan and is entering into this Election on behalf of the Employer.

1. Introduction

1.1	This Election relates to all Stock Options granted to the Employee under the Plan up to the termination date of the Plan.

1.2	In this Election the following words and phrases have the following meanings:

(a)	“Chargeable Event” means, in relation to the Stock Options:

(i)	the acquisition of securities pursuant to the Stock Options (within section 477(3)(a) of ITEPA);

(ii)	the assignment (if applicable) or release of the Stock Options in return for consideration (within section 477(3)(b) of ITEPA);

(iii)	the receipt of a benefit in connection with the Stock Options, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA);

(iv)	post-acquisition charges relating to the Stock Options and/or shares acquired pursuant to the Stock Options (within section 427 of ITEPA); and/or

(v)	post-acquisition charges relating to the Stock Options and/or shares acquired pursuant to the Stock Options (within section 439 of ITEPA).

(b)	“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(c)	“SSCBA” means the Social Security Contributions and Benefits Act 1992.

1.3
This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a Chargeable Event in respect of the Stock Options pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

1.4	This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.5	This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2. The Election
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 of the SSCBA.
3. Payment of the Employer’s Liability

3.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Chargeable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Chargeable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Stock Options; and/or

(iv)	by any other means specified in the applicable award agreement.

3.2	The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Stock Options until full payment of the Employer’s Liability is received.

3.3	The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs, if payments are made electronically).
4. Duration of Election

4.1	The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

4.2	Any reference in this Election to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Stock Options in circumstances where section 483 of ITEPA applies.

4.3	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue & Customs withdraws approval of this Election; or

(iv)	after due payment of the Employer’s Liability in respect of the entirety of the Stock Options to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

4.4	This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer.

Acceptance by the Employee
The Employee acknowledges that, by signing this Election, the Employee agrees to be bound by the terms of this Election.

Name
Signature
Date
[OR
[The Employee acknowledges that, by clicking on the [“ACCEPT”] box, the Employee agrees to be bound by the terms of this Election.]

Acceptance by the Company
The Company acknowledges that, by signing this Election or arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signature for and on behalf of the Company

Position

Date

SCHEDULE OF EMPLOYER COMPANIES
The following are employer companies to which this Election may apply:
Segment International Technologies UK Limited

Registered Office:	5th Floor, 6 St. Andrews Street London, EC4A 3AE, United Kingdom

Company Registration Number:	10933621

Corporation Tax Reference:	1832018352

PAYE Reference:	120/FB67919

Appendix B
STOCK OPTION EXERCISE NOTICE
FOR NON-U.S. OPTIONEES
Segment.io, Inc.
Attention: Chief Executive Officer
100 California Street, Suite 700
San Francisco, CA 94111
Pursuant to the terms of the grant notice and non-qualified stock option agreement for Non-U.S. Optionees between the undersigned and Segment.io, Inc. (the “Company”) dated ___________ (including the addendum attached thereto, the “Agreement”) under the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), I, ____________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $________ representing the purchase price for [Fill in number of Shares] _________ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to the Company

[ ]	3.	Other (as referenced in the Agreement and described in the Plan, provided such form of payment has been permitted by the Company (please describe))
		.
In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” or foreign laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the U.S. Securities Act of 1933 and under any applicable state securities or “blue sky” or foreign laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.
(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.
(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x) I understand and agree to the waiver of statutory information rights as set forth in Section 11 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN

NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
Pursuant to the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), Segment.io, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	_________________ (the “Optionee”)

No. of Shares:	_________________ Shares of Common Stock

Grant Date:	_________________

Vesting Commencement Date:	_________________ (the “Vesting Commencement Date”)

Expiration Date:	_________________ (the “Expiration Date”)

Option Exercise Price/Share:	$____ (the “Option Exercise Price”)

Vesting Schedule:	[25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.]
Attachments: Non-Qualified Stock Option Agreement, Third Amended and Restated 2013 Stock Option and Grant Plan

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1. Vesting, Exercisability and Termination.
(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:
(i) This Stock Option shall initially be unvested and unexercisable.
(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c) Termination. If the Optionee’s Service Relationship terminates for any reason, the unvested portion of this Stock Option shall immediately terminate unless otherwise provided by the Committee. In addition, except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):
(i) Termination Other than for Cause. If the Optionee’s Service Relationship terminates prior to the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (A) the Expiration Date and (B) 3 months after the expiration of the post- Initial Public Offering “lockup” period described in Section 9(f) of the Plan. If the Optionee’s Service Relationship terminates after the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (C) the Expiration Date and (D) 3 months after the date of such termination.
(ii) Termination for Cause. If the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.
2. Exercise of Stock Option.
(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan, specifically including, but not limited to, the transfer restrictions set forth in Section 9(a) of the Plan.
6. Miscellaneous Provisions.
(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.

(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.
(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
7. Dispute Resolution.
(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

SEGMENT.IO, INC.

By:
Name:
Title:

Address:		100 California Street, Suite 700
San Francisco, CA 94111
The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A
STOCK OPTION EXERCISE NOTICE
Segment.io, Inc.
Attention: Chief Executive Officer
100 California Street, Suite 700
San Francisco, CA 94111
Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Segment.io, Inc. (the “Company”) dated _________________ (the “Agreement”) under the Segment.io, Inc. Third Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), I, ______________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $__________________ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to the Company

[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.
In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.
(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.
(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:

Address:

Date:

SEGMENT.IO, INC.
THIRD AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN

NON-QUALIFIED STOCK OPTION GRANT NOTICE
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
Pursuant to the Segment.io, Inc. 2013 Second Amended and Restated Stock Option and Grant Plan (the “Plan”), Segment.io, Inc., a Delaware corporation (together with any successor, the “Company”), has granted to the individual named below, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”), of the Company indicated below (the “Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Grant Notice (the “Grant Notice”), the attached Non-Qualified Stock Option Agreement (the “Agreement”) and the Plan. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Name of Optionee:	_________________ (the “Optionee”)

No. of Shares:	_________________ Shares of Common Stock

Grant Date:	_________________

Vesting Commencement Date:	_________________ (the “Vesting Commencement Date”)

Expiration Date:	_________________ (the “Expiration Date”)

Option Exercise Price/Share:	$____ (the “Option Exercise Price”)

Vesting Schedule:	[25 percent of the Shares shall vest and become exercisable on the first anniversary of the Vesting Commencement Date, provided that the Optionee continues to have a Service Relationship with the Company at such time. Thereafter, the remaining 75 percent of the Shares shall vest and become exercisable in 36 equal monthly installments following the first anniversary of the Vesting Commencement Date, provided the Optionee continues to have a Service Relationship with the Company on each vesting date. Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, this Stock Option and the Shares shall be treated as provided in Section 3(c) of the Plan.]
Attachments: Non-Qualified Stock Option Agreement, Second Amended and Restated 2013 Stock Option and Grant Plan

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN
All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Grant Notice and the Plan.
1. Vesting, Exercisability and Termination.
(a) No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.
(b) Except as set forth below, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable on the respective dates indicated below:
(i) This Stock Option shall initially be unvested and unexercisable.
(ii) This Stock Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice.
(c) Termination. If the Optionee’s Service Relationship terminates for any reason, the unvested portion of this Stock Option shall immediately terminate unless otherwise provided by the Committee. In addition, except as may otherwise be provided by the Committee, if the Optionee’s Service Relationship is terminated, the period within which to exercise this Stock Option will be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(c) of the Plan):
(i) Termination Other than for Cause. If the Optionee’s Service Relationship terminates prior to the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (A) the Expiration Date and (B) 3 months after the expiration of the post- Initial Public Offering “lockup” period described in Section 9(f) of the Plan. If the Optionee’s Service Relationship terminates after the Initial Public Offering for any reason other than Cause, this Stock Option may continue to be exercised, to the extent the Shares are vested on the date of termination, by the Optionee (or the Optionee’s legal representative or legatee if the Optionee’s Service Relationship terminated by reason of the Optionee’s death or Disability) until the first to occur of (C) the Expiration Date and (D) 3 months after the date of such termination.
(ii) Termination for Cause. If the Optionee’s Service Relationship is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.
For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s Service Relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees and any Permitted Transferee. Any portion of this Stock Option that is not vested and exercisable on the date of termination of the Service Relationship shall terminate immediately and be null and void.
2. Exercise of Stock Option.
(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date, the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Shares with respect to which this Stock Option is then exercisable. Such notice shall specify the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described in Section 5 of the Plan, subject to the limitations contained in such Section of the Plan, including the requirement that the Committee specifically approve in advance certain payment methods.
(b) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.
3. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.
4. Transferability of Stock Option. This Stock Option is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.
5. Restrictions on Transfer of Shares. The Shares acquired upon exercise of the Stock Option shall be subject to certain transfer restrictions and other limitations including, without limitation, the provisions contained in Section 9 of the Plan, specifically including, but not limited to, the transfer restrictions set forth in Section 9(a) of the Plan.
6. Miscellaneous Provisions.
(a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, this Stock Option or Shares acquired pursuant thereto.
(c) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.
(e) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.
(f) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.
(g) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.
(h) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.
(i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
(j) Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
7. Dispute Resolution.
(a) Except as provided below, any dispute arising out of or relating to the Plan or this Stock Option, this Agreement, or the breach, termination or validity of the Plan, this Stock Option or this Agreement, shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Francisco, California.
(b) The arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party to the arbitration shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages, and each party hereby irrevocably waives any claim to such damages.
(c) The Company, the Optionee, each party to the Agreement and any other holder of Shares issued pursuant to this Agreement (each, a “Party”) covenants and agrees that such party will participate in the arbitration in good faith. This Section 7 applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.
(d) Each Party (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each Party hereby consents to service of process by registered mail at the address to which notices are to be given. Each Party agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of each other Party. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
8. Waiver of Statutory Information Rights. The Optionee understands and agrees that, but for the waiver made herein, the Optionee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Optionee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, the Optionee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Optionee under any other written agreement between the Optionee and the Company.
[SIGNATURE PAGE FOLLOWS]

6

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

SEGMENT.IO, INC.

By:
Name: Peter Reinhardt
Title: Chief Executive Officer

Address:	100 California Street, Suite 700
San Francisco, CA 94111
The undersigned hereby acknowledges receiving and reviewing a copy of the Plan, including, without limitation, Section 9 thereof, and understands that this Stock Option is subject to the terms of the Plan and of this Agreement. This Agreement is hereby accepted, and the terms and conditions of the Plan, the Grant Notice and this Agreement, SPECIFICALLY INCLUDING THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7 AND THE WAIVER OF STATUTORY INFORMATION RIGHTS SET FORTH IN SECTION 8 OF THIS AGREEMENT, are hereby agreed to, by the undersigned as of the date first above written.

OPTIONEE:

Name:
Address:

SPOUSE’S CONSENT
I acknowledge that I have read the foregoing Non-Qualified Stock Option Agreement and understand the contents thereof.

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A
STOCK OPTION EXERCISE NOTICE
Segment.io, Inc.
Attention: Chief Executive Officer
100 California Street, Suite 700
San Francisco, CA 94111
Pursuant to the terms of the grant notice and stock option agreement between the undersigned and Segment.io, Inc. (the “Company”) dated _________________ (the “Agreement”) under the Segment.io, Inc. Second Amended and Restated 2013 Stock Option and Grant Plan (the “Plan”), I, ______________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $__________________ representing the purchase price for [Fill in number of Shares] _______ Shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check payable to the Company

[ ]	3.	Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.
In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:
(i) I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii) I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv) I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v) I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi) I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 9 of the Plan.
(vii) I understand and agree that the Company has a right of first refusal with respect to the Shares pursuant to Section 9(b) of the Plan.
(viii) I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 9(c) of the Plan.
(ix) I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 9(f) of the Plan.
(x) I understand and agree to the waiver of statutory information rights as set forth in Section 8 of the Agreement.

Sincerely yours,

Name:
Address:

Date:

SEGMENT.IO, INC.
SECOND AMENDED AND RESTATED 2013 STOCK OPTION AND GRANT PLAN

AMENDMENT TO
STOCK OPTION AGREEMENT
This Amendment (the “Amendment”) to the Stock Option Agreement (the “Option Agreement”), granted [date] under the Segment.io, Inc. (the “Company”) 2013 Stock Option and Grant Plan (the “Plan”), including any related grant notice (the “Option”) by and between the Company and [name] (the “Optionee”) is made as of [date], by and among the Company and the Optionee. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan and the Option.
R E C I T A L S
WHEREAS, the Company and Optionee desire to amend the Option to, among other things, modify the exercise period following a termination of Optionee’s service to the Company.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Extension of Exercise Period following Termination. Notwithstanding anything else provided in the Plan or the Option Agreement, including the provisions of Section 1(c) of the Option Agreement, if the Optionee’s Service Relationship is terminated for any reason other than Cause then the Option shall be exercisable, to the extent vested as of such termination date, until the Expiration Date set forth in the Option. If the Optionee’s Service Relationship is terminated by the Company for Cause then the Option shall terminate and cease to be exercisable upon the date of such termination.
2. No Other Changes. All other terms and conditions as set forth in the Plan and the Option shall remain the same, provided, however, that Optionee acknowledges that to the extent the Option was an incentive stock option, this Amendment will cause the Option to become a nonqualified stock option for tax purposes.
3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware without regard to conflicts of law principles thereof.
4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has executed this Amendment to the Option as of the day and year first above written.

COMPANY:	OPTIONEE:

Segment.io, Inc.	[name]

By:
Name:
Title: